UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2026

ALLIANCE ENTERTAINMENT HOLDING CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40014	85-2373325
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8201 Peters Road, Suite 1000

Plantation, FL 33324

(Address of Principal Executive Offices) (Zip Code)

(954) 255-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	AENT	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	AENTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 5, 2026, Alliance Entertainment Holding Corporation (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders voted on the following proposals and cast their votes as described below. These matters are described in detail in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed on September 24, 2026 with the Securities and Exchange Commission (the “Definitive Proxy Statement”).

The final results for Proposal No. 1, No. 2, and No. 3 as set forth in the Definitive Proxy Statement were as follows:

Proposal No. 1: To elect two (2) Class III directors to serve on the Company’s Board until the 2029 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

	Nominee	Votes For	Votes Withheld
Class A common stock:	Bruce Ogilvie	47,918,593	34,636
	Jeffrey Walker	47,918,373	34,856

Class E common stock:[1]	Bruce Ogilvie	58,120,957	1,879,043
	Jeffrey Walker	58,109,021	1,890,979

Total Class A common stock and Class E common stock:	Bruce Ogilvie	106,039,550	1,913,679
	Jeffrey Walker	106,027,394	1,925,835

Proposal No. 2: To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers:

	Votes For	Votes Against	Abstain
Class A common stock:	47,941,925	11,132	172

Class E common stock:[1]	59,386,745	603,924	9,331

Total Class A common stock and Class E common stock:	107,328,670	615,056	9,503

Proposal No. 3: To approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers:

	Every Year	Every Two Years	Every Three Years	Abstain
Class A common stock:	655,073	6,628	47,288,371	3,157

Class E common stock:[1]	35,538,474	359,577	23,930,678	171,271

Total Class A common stock and Class E common stock:	36,193,547	366,205	71,219,049	174,428

1 Pursuant to the Contingent Consideration Escrow Agreement dated February 10, 2023, pursuant to which the outstanding shares of contingent Class E common stock are held in escrow, during the escrow period, the holders of the contingent Class E common stock have contractually agreed to vote their shares of contingent Class E common stock in the same manner and proportion as the holders of the Class A common stock other than the holders of the contingent Class E common stock.

Based on the foregoing votes, each of Bruce Ogilvie and Jeffrey Walker was elected as a Class III director, Proposal No. 2 was approved on a non-binding, advisory basis, and, for Proposal No. 3, a three-year frequency for future advisory votes to approve the compensation of the Company’s named executive officers was approved on a non-binding, advisory basis.

Based on the foregoing voting results and consistent with the recommendation of the Board of Directors of the Company (the “Board”), the Board has determined to hold an advisory vote on the compensation of the Company’s named executive officers every three years until the next advisory vote regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers is submitted to the stockholders or the Board otherwise determines that a different frequency for such advisory votes is in the best interest of the Company and its stockholders.

Item 9.01	Financial Statements and Other Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2026	ALLIANCE ENTERTAINMENT HOLDING CORPORATION

	By:	/s/ Bruce Ogilvie
	Name:	Bruce Ogilvie
	Title:	Executive Chairman